UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2003

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 440-7030

Former name or former address, if changed since last report: N/A

ITEM 5. OTHER EVENTS

New Century Mortgage Corporation (“NCMC”), a wholly-owned subsidiary of New Century Financial Corporation (the “Company”), NC Capital Corporation, a wholly-owned subsidiary of NCMC (“NCCC”), and New Century Funding SB-1, a wholly-owned subsidiary of NCMC (“NC SB-1”), entered into amendments to several of the Company’s credit facilities to extend the terms of those credit facilities as follows:

•	Salomon/Citigroup Warehouse Facility. Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between NC SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp. (“Citigroup”), which extended the expiration date of that facility to March 31, 2004. The amendment is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

•	Salomon/Citigroup Aggregation Facility. Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among NCMC, NCCC and Citigroup, which extended the expiration date of that facility to March 31, 2004. The amendment is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

•	Salomon/Citigroup Loan Agreement for Delinquent and Problem Loans. Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among NCMC, NCCC and Citigroup, which extended the expiration date of that facility to December 31, 2004. The amendment is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

•	Morgan Stanley Warehouse and Aggregation Facility. Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NCCC, NCMC and Morgan Stanley Mortgage Capital Inc., which extended the term of that facility to January 30, 2004. The amendment is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

ITEM 7. EXHIBITS

(c)	Exhibits.

	Exhibit No.	Description of Exhibit

	10.1	Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

	10.2	Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.3	Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.4	Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

January 14, 2004	By:	/s/ ROBERT K. COLE

Robert K. Cole
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Amendment Number Four to the Master Repurchase Agreement, dated as of December 29, 2003, between New Century Funding SB-1 and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.2	Amendment Number Four to the Letter Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.3	Amendment Number Six to the Master Loan and Security Agreement, dated as of December 29, 2003, among New Century Mortgage Corporation, NC Capital Corporation and Citigroup Global Markets Realty Corp., as successor to Salomon Brothers Realty Corp.

10.4	Amendment No. 3 to the Amended and Restated Master Loan and Security Agreement, dated as of January 13, 2004, among NC Capital Corporation, New Century Mortgage Corporation and Morgan Stanley Mortgage Capital Inc.